SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              April 14, 1999



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     0-19278                     13-3357370
(State or other jurisdiction   (Commission file Number)     (IRS Identification
     of incorporation)                                                No.)


                    51 James Way, Eatontown, New Jersey 07724
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (732) 542-2800





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events


Osteotech, Inc. has announced that GenSci Regeneration Laboratories Inc. ("GenSci") has made a motion in United States District Court for the Central District of California to amend its patent infringement claims against Osteotech to include Grafton(R) DBM Gel and Grafton(R) DBM Putty. Osteotech intends to ask the court not to grant GenSci's motion.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 15, 1999

                                         OSTEOTECH, INC.
                                    ---------------------------
                                          (Registrant)


                              By:   /s/ Michael J. Jeffries
                                    --------------------------------
                                    MICHAEL J. JEFFRIES
                                    Executive Vice President,
                                    Chief Operating Officer and
                                    Chief Financial Officer
                                    (Principal Financial Officer
                                    and Principal Accounting Officer)